CĪON Investment Corporation

A Middle Market-Focused Business Development Company

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. **This sales and advertising literature must be preceded or accompanied by and read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates.** Additional copies of the prospectus may be obtained by contacting CĪON Securities at 800.435.5697 or by visiting www.cionsecurities.com.

Risks and limitations include, but are not limited to, the following: collateral securing senior secured debt may decrease in value; investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate fluctuations may negatively impact our investments; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

CĪON Securities, LLC, member FINRA/SIPC, serves as distributor for funds sponsored by ICON Investments.

Investing Environment & Opportunity

Current Yields of Traditional Fixed Income Investments Are Near Historical Lows

For over 30 years interest rates have been in a steady decline and hit historical lows after the economic crisis of 2008. This has led to depressed yields from traditional fixed income investments, such as government and corporate bonds.

For investors seeking additional sources of income and mitigation against interest rate risk...*there are alternatives.*

Yields of Traditional Fixed Income Investments vs. Inflation [1,2,3]

Yields on government and corporate bonds are barely eclipsing the current rate of inflation and certificates of deposit are generating negative returns after inflation.



1.84%
1.77%
3.58%
1.30%
1.37%
Current Inflation
Treasury Bond 10 Year
Municipal Bond 10 Year
Corporate Bond 10 Year
CDs 1 Year

1. Source: Bloomberg.com – March 2016. Treasury Bond Yield is represented by the Bloomberg US Treasury Bond Index, Municipal Bond Yield is represented by the Bloomberg US Agency Index, and Corporate Bond Yield is represented by the Bloomberg US Corporate Bond Index. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.
2. "Consumer Price Index." Bureau of Labor Statistics, January 2016.
3. Past performance is no guarantee of future results. Although CDs are insured and offer a fixed rate of return, U.S. Government Bonds and Treasury Bills are only guaranteed as to the timely payment of principal and interest. The amount of interest paid can vary. Corporate Bonds carry higher risk than Government issued debt as their interest payments are not guaranteed and are typically based on the expectation that a company will make timely repayments of its debt.

Credit Void in Traditional Banks Creates Opportunity for Alternative Investment Vehicles

Many large banks have made dramatic shifts in their lending practices in the aftermath of the 2008 economic downturn. They now focus their attention on larger, public companies that have the highest credit ratings. The result has been a void in lending to private companies, who must seek alternative sources of financing, for their capital needs.

This has created a significant opportunity for alternative investment vehicles, such as CĪON Investment Corporation, to step in and connect investors who are seeking alternative sources of income, with this market opportunity.



Credit Void in Traditional Banks
Private Companies Seek Capital
C
Investors Seek Alternative Sources of Income

CĪON Investment Corporation

CĪON Investment Corporation ("CĪON") is a non-traded business development company, or BDC, that focuses on making investments primarily into the debt of private U.S. middle market companies. CĪON seeks to generate current income, and to a lesser extent, capital appreciation.

CĪON is managed by CĪON Investment Management, LLC, or CIM, an affiliate of the Fund. CIM oversees the day-to-day management of the Fund's activities and is responsible for making investment decisions for the portfolio. CIM is a specialized alternative investment manager that provides innovative investment solutions to individual and institutional investors. To date, CĪON and its affiliates have made more than $4.5 billion in total credit investments. CĪON is sub-advised by Apollo Investment Management, a subsidiary of Apollo Global Management, or Apollo. With approximately $121 billion in credit assets under management[1], credit investing is one of Apollo's core businesses.

Growth of $10,000 Initial Investment[2]

12/17/2012 (Inception) through 12/31/15[3]


$
12,000
11,000
10,000
$12,187
$10,968
$10,707
$10,517
CĪON Investment Corp. (excludes sales load)
CĪON Investment Corp. (includes sales load)
S&P/LSTA Leveraged Loan Index
BofA ML US High Yield Index

PORTFOLIO COMPOSITION AS OF 12.31.15

- **$1.33 Billion** in total AUM
- **97%** Floating Rate Debt
- **93%** Senior Secured Debt
- **130+** Portfolio Companies Spanning 20+ Industries

1. All data as of December 31, 2015. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of assets under management.
2. **The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (includes sales load), and $9.00 per share (excludes sales load), (ii) the assumption of reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period. Past performance is no guarantee of future results. The data provided is for informational purposes only.**
3. **Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (excludes sales load) have seen a cumulative total return of 21.87% through December 31, 2015. Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (includes sales load) have seen a cumulative total return of 9.68% through December 31, 2015. Both cumulative total return figures were calculated net of offering costs (up to 1.50% of offering price) and actual annual expenses (estimated at 5.02% of average net assets). Actual annual expenses were 3.90% for the year ended December 31, 2015. Over the same time period the S&P/LSTA Leveraged Loan Index and the BofA Merrill Lynch US High Yield Index registered cumulative total returns of approximately 7.07% and 5.17%, respectively. An investment cannot be made in an index. The indices referenced in the above illustration are being used solely for benchmarking purposes. Additionally, indices do not account for sales loads or expenses, which would otherwise negatively impact the above stated performance of each index.**

CĪON Features

Business Development Company Attributes

Governed by the Investment Company Act of 1940, BDCs are regulated and transparent. As a BDC, CĪON offers the following attributes:

- Public filings
- Independent board of directors (Majority)
- 90% Net investment income distributed[1]
- NAV Weekly pricing[2]
- FORM 1099 Tax statements

CĪON seeks to provide investors with monthly distributions derived from the interest on its loans, which are typically structured as floating rate, senior secured investments.[5]

Typical Floating vs. Fixed Rate Loan Characteristics[3]

Interest rates and the value of fixed rate investments have an inverse relationship. When rates fall, the value of fixed rate investments rise. However, when rates rise, the value of fixed rate investments fall.

Floating Rate Loans

Unlike fixed rate loans, the coupon payments of floating rate loans rise and fall with changes in interest rates, and the value of the loans remains stable.


Interest Rates
Interest Income
or
Interest Rates
Interest Income
Value

CĪON's portfolio currently consists primarily of floating rate loans to help mitigate the effects of interest rate fluctuations.

The Capital Structure

Senior secured debt sits at the top of the capital structure and has payment priority over bond and equity holders. **In the event that a borrower is unable to repay, CĪON may take possession of the company's assets.**[4]


Senior Secured Debt
Bonds
Equity
Higher
Payment Priority
Lower

1. In the unlikely circumstance that CĪON does not qualify as a Regulated Investment Company, it would subject CĪON to federal income taxes on all of its income, resulting in a material adverse effect on its financial performance.
2. The weekly determination of our public offering price does not require that we calculate net asset value (NAV) in connection with each closing and sale of our common stock, but instead it involves the determination that we are not selling our common stock at a price that, after deducting selling commissions and dealer manager fees, is below the then current NAV per share at the time at which the closing and sale is made. Because there is no public trading market for shares of CĪON's common stock and CĪON is not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
3. The above discussion does not take into account all factors that may impact income. Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return.
4. Although senior secured debt may carry the least amount of risk amongst the capital structure, it should not be misconstrued as carrying no risk at all. There is a risk that the collateral securing our loans may decrease in value over time or lose its entire value.
5. CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from ICON Investment Group, LLC ("IIG") and Apollo Investment Management, L.P. ("AIM"), which is subject to recoupment. There can be no assurance that CĪON will achieve such performace in order to sustain these distributions, or be able to pay distributions at all. Please see Note 3 on the next page for more information.

Offering Profile

Offering Type	Business Development Company ("BDC")
Offering Size	100,000,000 shares
Initial Offering Price[1]	▪ $9.95 per share ▪ $9.232 per share through RIAs
Minimum Investment	$5,000
General Suitability Standards[2]	▪ Net worth of at least $70,000 and an annual gross income of at least $70,000; or ▪ Net worth of at least $250,000.
Distribution Payment Schedule[3]	Paid monthly, as declared
Distribution Reinvestment Plan (DRIP)	Investors may elect to reinvest cash distributions in additional shares at 90% of the offering price in effect on the date of purchase.
Investor Share Repurchase Program	CĪON conducts quarterly share repurchases, which began in the first quarter of 2014. Up to 15% of the weighted average number of shares outstanding in the prior calendar year or 3.75% per quarter, may be repurchased for 90% of the offering price in effect on the date of repurchase.
Exit Strategy[4]	CĪON intends to complete a liquidity event within three to five years following completion of the offering stage. Such an event could include: ▪ Listing of CĪON's common stock on a national securities exchange; ▪ Sale of all or substantially all of CĪON's assets either on a complete portfolio basis or individually followed by a liquidation; or ▪ Merger or another transaction approved by CĪON's board of directors in which CĪON's shareholders will receive cash or securities of a publicly-traded company.

1. The public offering price is subject to a sales load of up to 10.0% (which consists of selling commissions of up to 7.0% and dealer manager fees of up to 3.0%) and offering costs up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not a guarantee of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.
2. In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth excludes home, home furnishings, and personal automobiles.
3. CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from IIG and AIM, which is subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense support from IIG was not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of CĪON's distributions resulted from expense support from IIG, and future distributions may result from expense support from IIG and AIM, each of which is subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG and AIM continue to provide such expense support. Shareholders should also understand that CĪON's future repayment of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG and AIM have no obligation to provide expense support to CĪON in future periods.
4. Because there is no public trading market for shares of CĪON's common stock and CĪON is not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.

CĪON Investment Corporation may provide access to compelling investment characteristics that complement almost any diversified investment allocation strategy:

Fund Characteristics

Alternative Strategy

Experienced Investment Managers

Private Debt Investments

Fund Focus

Monthly Distributions

Senior Secured Debt

Floating Rate Loans

To learn more, please contact your Financial Advisor.